UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2006

                        VITESSE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                  1-31614                           77-0138960
         (Commission File Number)       (IRS Employer Identification No.)

         741 Calle Plano, Camarillo, California              93012
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code:  (805) 388-3700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On November 6, 2006, Vitesse Semiconductor Corporation (the "Company") held a public call to discuss business and financial matters regarding the Company. A copy of the transcript of that call is furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01     Financial Statements and Exhibits.

      (d)     Exhibits

              Item No.                           Description
           -------------         ----------------------------------------------

                99.1             Transcript of public call on November 6, 2006.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Camarillo, State of California, on November 9, 2006.

                                   VITESSE SEMICONDUCTOR CORPORATION


                                   By:  /s/ Christopher Gardner
                                        ---------------------------------------
                                        Christopher Gardner
                                        Chief Executive Officer

                                  EXHIBIT INDEX

              Item No.                           Description
           -------------         ----------------------------------------------

                99.1             Transcript of public call on November 6, 2006.